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							  Exhibit 10(a)

			   AMENDMENT NUMBER NINE

				   TO

			  GRANTOR TRUST AGREEMENT



	       THIS AGREEMENT, made as of the first day of October, 1997, by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee"),


			     W I T N E S S E T H :

		WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the "Agreement");

		WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

		WHEREAS, the Company desires to amend the Agreement;

		NOW, THEREFORE, the Company and the Trustee agree as follows, effective October 1, 1997:

		Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.


		IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.


ATTEST:                                THE BANK OF NEW YORK COMPANY, INC.


\s\ Patricia H. Brown                  By: \s\ Deno D. Papageorge
------------------------                  -------------------------------
					  Deno D. Papageorge
					  Senior Executive Vice President

ATTEST:                                THE CHASE MANHATTAN BANK


				       By: \s\ Judith M. Trepanowski
					  -------------------------------
				       Name:   Judith M. Trepanowski
				       Title:  Vice President

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			      EXHIBIT I
			      ---------



1.   The Bank of New York Company, Inc. Excess Benefit Plan

2.   The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3. Agreements between The Bank of New York Company, Inc. and the following persons:

		Individual                      Date of Agreement
		----------                      -----------------

Alan R. Griffith                                July 8, 1997
Joseph A. Grimaldi                              April 11, 1995
Gerald L. Hassell                               July 8, 1997
Newton P.S. Merrill                             October 11, 1994
Donald R. Monks                                 January 14, 1997
Robert J. Mueller                               July 8, 1997
Richard A. Pace                                 October 11, 1994
Thomas A. Renyi                                 July 8, 1997
Bruce W. Van Saun                               July 8, 1997